SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 12, 2002


                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Indiana                         0-22880                  35-1894432
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)         (Employer
     of incorporation)                                       Identification No.)


         18 NW Fourth Street, Evansville, Indiana               47708
         ----------------------------------------             ----------
          (Address of Principal Executive Offices)            (Zip Code)



                                 (812) 424-0921
              ----------------------------------------------------
              (Registrant's telephone number, including area code)






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Item 9.  Regulation FD Disclosure

     On August 12, 2002, Fidelity Federal Bancorp (the "Registrant") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. The certification by the Registrant's chief executive officer and chief financial officer required pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanied such Quarterly Report.








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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIDELITY FEDERAL BANCORP
                                        (Registrant)

     Date:  August 13, 2002             By: /s/ Donald R. Neel
                                            -------------------------------
                                            Donald R. Neel, President and
                                            Chief Executive Officer

















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